Exhibit 99.1

ServiceNow Outperforms Second Quarter and Raises Top Line Guidance for Full-Year 2018

SANTA CLARA, Calif. – July 25, 2018 – ServiceNow (NYSE: NOW) today announced financial results for the quarter ended June 30, 2018.

Second Quarter 2018 Highlights:

•	Subscription revenues of $585.3 million, representing 45% year-over-year growth

•	28 transactions over $1 million in net new annual contract value

•	575 total customers with over $1 million in annual contract value, representing 40% year-over-year growth

“We had a strong second quarter, continuing our global momentum as we head into the second half,” said John Donahoe, ServiceNow president and chief executive officer. “Digital transformation is no longer just a business buzzword. It’s fast becoming a business priority worldwide. We are becoming a strategic partner of choice to help enable the digital future and make the world of work, work better for people.”

“Subscription revenues grew 45% year-over-year,” said Michael Scarpelli, ServiceNow chief financial officer. “Outperformance in the quarter was driven by 28 transactions greater than $1 million in net new annual contract value and continued strength from our entire product portfolio.”

Second Quarter 2018 GAAP and Non‑GAAP Results:

The following table summarizes our financial results for the second quarter 2018:

	Second Quarter 2018 GAAP Results		Second Quarter 2018 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)(2)	Amount ($ millions)	Year/Year Growth (%)(2)	Adjusted Amount ($ millions)(3)	Adjusted Year/Year Growth (%)(2)
Subscription revenues	$585.3	45%			$571.0	42%
Professional services and other revenues	$45.8	0%			$44.5	(2%)
Total revenues	$631.1	41%			$615.5	37%

Subscription billings			$616.9	36%	$601.2	32%
Professional services and other billings			$49.0	14%	$47.7	11%
Total billings			$665.9	34%	$648.9	30%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$483.6	83%	$500.8	86%
Professional services and other gross profit (loss)	($5.7)	(12%)	$2.7	6%
Total gross profit	$477.9	76%	$503.4	80%
Income (loss) from operations	($32.0)	(5%)	$110.2	17%
Net cash provided by operating activities	$125.9	20%
Free cash flow			$151.8	24%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income (loss)	($52.7)	($0.30)	$91.2	$0.51 / $0.49

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

(2)
The comparison period amounts used to calculate growth rates have been restated from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. For more information regarding Topic 606, refer to our Form 10-Q filed for the quarter ended March 31, 2018.

(3)
Non-GAAP subscription revenues, professional services and other revenues, total revenues and professional services billings are adjusted for constant currency. Non-GAAP subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Financial Outlook

Our guidance is based on foreign exchange rates as of June 30, 2018 and includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the third quarter 2018:

	Third Quarter 2018 GAAP Guidance		Third Quarter 2018 Non-GAAP Guidance(1)
	Amount ($ millions)	Year/Year Growth (%)(2)	Amount ($ millions)	Year/Year Growth (%)(2)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)(2)
Subscription revenues	$610 - $615	36% - 37%			$611 - $616	36% - 37%
Subscription billings			$648 - $653	29% - 30%	$649 - $654	30% - 31%

				Margin (%)
Income from operations				21%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			188

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)
The comparison period amounts used to calculate growth rates have been restated from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. For more information regarding Topic 606, refer to our Form 10-Q filed for the quarter ended March 31, 2018.

(3)
Non-GAAP subscription revenues are adjusted for constant currency. Non-GAAP subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table summarizes our updated guidance for fiscal year 2018:

	Full-Year 2018 GAAP Guidance		Full-Year 2018 Non-GAAP Guidance(1)
	Amount ($ millions)	Year/Year Growth (%)(2)	Amount ($ millions)	Year/Year Growth (%)(2)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)(2)
Subscription revenues	$2,405 - $2,415	38% - 39%			$2,372 - $2,382	36% - 37%
Subscription billings			$2,815 - $2,825	33%	$2,779 - $2,789	31%

				Margin (%)
Subscription gross profit				85%
Income from operations				20%
Free cash flow				27%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			187

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)
The comparison period amounts used to calculate growth rates have been restated from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. For more information regarding Topic 606, refer to our Form 10-Q filed for the quarter ended March 31, 2018.

(3)
Non-GAAP subscription revenues are adjusted for constant currency. Non-GAAP subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table compares our updated full-year 2018 guidance against our previously issued full-year 2018 guidance dated April 25, 2018:

	Comparison of Updated Full-Year 2018 Guidance to Previously Issued Guidance(1) ($ millions)
	Previous Guidance Midpoint(2)	Currency Impact(3)	Guidance Change	Current Guidance Midpoint(4)
GAAP subscription revenues	$2,408	($31)	$33	$2,410

Non-GAAP subscription billings(5)	$2,838	($38)	$21	$2,820

(1)	Numbers are rounded for presentation purposes.

(2)	Refers to previously issued full-year 2018 guidance dated April 25, 2018.

(3)
In our guidance, we assume an average daily currency exchange rate for the guidance period based on the rates at the end of the prior quarter for entities reporting in currencies other than U.S. Dollars. Currency impact represents the sum of (i) the impact of the difference between the actual average rates in the period used to calculate our Q2-2018 actual results and the rates as of March 31, 2018 assumed in our previously issued guidance dated April 25, 2018 plus (ii) the impact of the difference between the exchange rates in effect as of June 30, 2018 assumed in our updated full-year guidance, and the rates as of March 31, 2018 assumed in our previously issued guidance dated April 25, 2018.

(4)	Represents the updated full-year 2018 guidance presented in the table above.

(5)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on July 25, 2018. Interested parties may listen to the call by dialing 844.464.3153 (passcode: 5062499), or if outside North America, by dialing 508.637.5575 (passcode: 5062499). Individuals may access the live teleconference from this webcast link (http://edge.media-server.com/m6/p/oevdm8j7).

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 855.859.2056 (passcode:5062499), or if outside North America, by dialing 404.537.3406 (passcode: 5062499).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non‑GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•
Revenue Adjusted for Constant Currency. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars are converted into U.S. Dollars at the exchange rates in effect during the prior period presented, rather than the actual exchange rates in effect during the current period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•
Billings. We believe billings is a useful leading indicator regarding the performance of our business. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust for constant currency, as described above, and adjust for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the prior period presented. We believe these adjustments facilitate greater comparability in our billings information year-over-year.

•
Gross Profit, Income from Operations and Net Income. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these non-cash or non-recurring items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•
Free Cash Flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward‑Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward‑looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or datacenters, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, (v) our ability to compete successfully against existing and new competitors, and (vi) material changes in the value of foreign currencies relative to the U.S. Dollar.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended March 31, 2018 and in other filings we make with the Securities and Exchange Commission from time to time.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) makes work, work better for people. Our cloud‑based platform and solutions deliver digital experiences that help people do their best work. For more information, visit: www.servicenow.com.

© 2018 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc., in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Joanne Blum
310.489.7278
press@servicenow.com

Investor Contact:
Jimmy Sexton
669.262.1430
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
		*As Adjusted		*As Adjusted
Revenues:
Subscription	$585,282	$402,672	$1,128,607	$790,256
Professional services and other	45,774	45,586	91,671	86,773
Total revenues	631,056	448,258	1,220,278	877,029
Cost of revenues (1):
Subscription	101,699	75,793	197,097	146,168
Professional services and other	51,466	46,335	99,541	92,044
Total cost of revenues	153,165	122,128	296,638	238,212
Gross profit	477,891	326,130	923,640	638,817
Operating expenses (1):
Sales and marketing	310,869	222,393	594,570	426,132
Research and development	127,916	90,005	245,184	174,494
General and administrative	71,095	51,526	136,158	97,777
Total operating expenses	509,880	363,924	975,912	698,403
Loss from operations	(31,989)	(37,794)	(52,272)	(59,586)
Interest expense	(15,498)	(11,337)	(32,562)	(20,015)
Interest income and other income (expense), net	6,638	(8,485)	36,625	(756)
Loss before income taxes	(40,849)	(57,616)	(48,209)	(80,357)
Provision for (benefit from) income taxes	11,897	(1,812)	(6,085)	(3,039)
Net loss	$(52,746)	$(55,804)	$(42,124)	$(77,318)
Net loss per share - basic and diluted	$(0.30)	$(0.33)	$(0.24)	$(0.46)
Weighted-average shares used to compute net loss per share - basic and diluted	177,343,176	170,419,083	176,418,984	169,585,356

(1)	Includes stock-based compensation as follows:

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
		*As Adjusted		*As Adjusted
Cost of revenues:
Subscription	$12,538	$8,942	$23,829	$16,880
Professional services and other	8,342	7,617	15,903	14,492
Sales and marketing	57,069	42,287	109,151	80,688
Research and development	33,780	22,731	62,378	44,532
General and administrative	23,831	16,489	45,640	31,343

 *As adjusted to reflect the impact of the full retrospective adoption of Topic 606.

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2018	December 31, 2017
		*As Adjusted
Assets
Current assets:
Cash and cash equivalents	$704,846	$726,495
Short-term investments	1,044,812	1,052,803
Accounts receivable, net	367,598	437,051
Current portion of deferred commissions	119,068	109,643
Prepaid expenses and other current assets	115,305	95,959
Total current assets	2,351,629	2,421,951
Deferred commissions, less current portion	239,523	224,252
Long-term investments	304,629	391,442
Property and equipment, net	286,953	245,124
Intangible assets, net	87,726	86,916
Goodwill	143,007	128,728
Other assets	59,417	51,832
Total assets	$3,472,884	$3,550,245
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$30,656	$32,109
Accrued expenses and other current liabilities	273,994	253,257
Current portion of deferred revenue	1,320,928	1,210,695
Current portion of convertible senior notes, net	211,463	543,418
Total current liabilities	1,837,041	2,039,479
Deferred revenue, less current portion	44,389	36,120
Convertible senior notes, net	645,668	630,018
Other long-term liabilities	54,076	65,884
Stockholders’ equity	891,710	778,744
Total liabilities and stockholders’ equity	$3,472,884	$3,550,245

*As adjusted to reflect the impact of the full retrospective adoption of Topic 606.

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
		*As Adjusted		*As Adjusted
Cash flows from operating activities:
Net loss	$(52,746)	$(55,804)	$(42,124)	$(77,318)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	35,207	27,181	68,618	52,407
Amortization of deferred commissions	33,885	21,048	64,304	43,086
Amortization of debt discount and issuance costs	15,498	11,337	32,562	20,015
Stock-based compensation	135,560	98,066	256,901	187,935
Deferred income tax	(6,578)	(1,460)	(30,926)	(4,751)
Gain on marketable equity securities	(802)	—	(19,257)	—
Repayments of convertible senior notes attributable to debt discount	(78,897)	—	(87,557)	—
Other	4,098	(741)	(1,707)	(2,014)
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(3,562)	6,671	65,940	55,186
Deferred commissions	(50,520)	(38,991)	(92,995)	(69,947)
Prepaid expenses and other assets	17,848	12,862	2,040	(3,606)
Accounts payable	(3,507)	(8,535)	(2,632)	(7,860)
Deferred revenue	47,356	48,553	131,089	133,416
Accrued expenses and other liabilities	33,056	8,538	31,720	(10,216)
Net cash provided by operating activities	125,896	128,725	375,976	316,333
Cash flows from investing activities:
Purchases of property and equipment	(52,991)	(35,917)	(88,362)	(69,103)
Business combinations, net of cash and restricted cash acquired	(24,940)	(6,502)	(24,940)	(21,537)
Purchases of other intangibles	(3,000)	(6,170)	(10,850)	(6,170)
Purchases of investments	(3,783)	(134,994)	(379,913)	(358,590)
Sales of investments	39,975	56,179	39,975	77,968
Maturities of investments	271,051	99,686	453,156	221,949
Net cash provided by (used in) investing activities (1)	226,312	(27,718)	(10,934)	(155,483)
Cash flows from financing activities:
Net proceeds from borrowings on convertible senior notes	—	772,127	—	772,127
Repayments of convertible senior notes attributable to principal	(242,579)	—	(271,185)	—
Proceeds from issuance of warrants	—	54,071	—	54,071
Purchases of convertible note hedges	—	(128,017)	—	(128,017)
Repurchases and retirement of common stock	—	(55,000)	—	(55,000)
Proceeds from employee stock plans	8,762	6,085	61,419	40,892

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
		*As Adjusted		*As Adjusted
Taxes paid related to net share settlement of equity awards	(68,976)	(34,326)	(154,531)	(87,349)
Payments on financing obligations	(288)	(1,145)	(576)	(2,560)
Net cash (used in) provided by financing activities	(303,081)	613,795	(364,873)	594,164
Foreign currency effect on cash, cash equivalents and restricted cash (1)	(13,996)	18,883	(7,505)	18,040
Net increase (decrease) in cash, cash equivalents and restricted cash (1)	35,131	733,685	(7,336)	773,054
Cash, cash equivalents and restricted cash at beginning of period (1)	685,362	441,301	727,829	401,932
Cash, cash equivalents and restricted cash at end of period (1)	$720,493	$1,174,986	$720,493	$1,174,986

*As adjusted to reflect the impact of the full retrospective adoption of Topic 606.

(1)
During the three months ended December 31, 2017, we adopted Accounting Standards Update 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash,” which requires that amounts generally described as restricted cash or restricted cash equivalents be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. Accordingly, we have recast our prior period condensed consolidated statement of cash flows to conform to the current presentation. The impact of the adoption for the three and six months ended June 30, 2017 are not material.

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2018	June 30, 2017(3)	Growth Rates	June 30, 2018	June 30, 2017(3)	Growth Rates

Subscription revenues:
GAAP subscription revenues	$585,282	$402,672	45%	$1,128,607	$790,256	43%
Effects of foreign currency rate fluctuations	(14,253)			(37,523)
Non-GAAP adjusted subscription revenues (1)	$571,029		42%	$1,091,084		38%

Subscription billings:
GAAP subscription revenues	$585,282	$402,672	45%	$1,128,607	$790,256	43%
Change in subscription deferred revenue, unbilled receivables and customer deposits	31,597	52,098		126,669	144,324
Non-GAAP subscription billings	616,879	454,770	36%	1,255,276	934,580	34%
Effects of foreign currency rate fluctuations	(15,059)			(42,548)
Effects of fluctuations in billings duration	(583)			1,369
Non-GAAP adjusted subscription billings (2)	$601,237		32%	$1,214,097		30%

Professional services and other revenues:
GAAP professional services and other revenues	$45,774	$45,586	0%	$91,671	$86,773	6%
Effects of foreign currency rate fluctuations	(1,303)			(3,414)
Non-GAAP adjusted professional service and other revenues (1)	$44,471		(2)%	$88,257		2%

Professional services and other billings:
GAAP professional services and other revenues	$45,774	$45,586	0%	$91,671	$86,773	6%
Change in professional services and other deferred revenue	3,213	(2,749)		8,305	(4,275)
Non-GAAP professional services and other billings	48,987	42,837	14%	99,976	82,498	21%
Effects of foreign currency rate fluctuations	(1,303)			(3,414)
Non-GAAP adjusted professional services and other billings (2)	$47,684		11%	$96,562		17%

Total revenues:
GAAP total revenues	$631,056	$448,258	41%	$1,220,278	$877,029	39%
Effects of foreign currency rate fluctuations	(15,556)			(40,937)
Non-GAAP adjusted total revenues (1)	$615,500		37%	$1,179,341		34%

Total billings:
GAAP total revenues	$631,056	$448,258	41%	$1,220,278	$877,029	39%
Change in total deferred revenue, unbilled receivables and customer deposits	34,810	49,349		134,974	140,049
Non-GAAP total billings	665,866	497,607	34%	1,355,252	1,017,078	33%
Effects of foreign currency rate fluctuations	(16,362)			(45,962)
Effects of fluctuations in billings duration	(583)			1,369
Non-GAAP adjusted total billings (2)	$648,921		30%	$1,310,659		29%

Cost of revenues:
GAAP subscription cost of revenues	$101,699	$75,793		$197,097	$146,168
Stock-based compensation	(12,538)	(8,942)		(23,829)	(16,880)
Amortization of purchased intangibles	(4,637)	(3,696)		(9,051)	(7,268)
Non-GAAP subscription cost of revenues	$84,524	$63,155		$164,217	$122,020

GAAP professional services and other cost of revenues	$51,466	$46,335		$99,541	$92,044
Stock-based compensation	(8,342)	(7,617)		(15,903)	(14,492)
Non-GAAP professional services and other cost of revenues	$43,124	$38,718		$83,638	$77,552

Gross profit (loss):
GAAP subscription gross profit	$483,583	$326,879		$931,510	$644,088
Stock-based compensation	12,538	8,942		23,829	16,880
Amortization of purchased intangibles	4,637	3,696		9,051	7,268
Non-GAAP subscription gross profit	$500,758	$339,517		$964,390	$668,236

GAAP professional services and other gross loss	$(5,692)	$(749)		$(7,870)	$(5,271)
Stock-based compensation	8,342	7,617		15,903	14,492
Non-GAAP professional services and other gross profit	$2,650	$6,868		$8,033	$9,221

GAAP gross profit	$477,891	$326,130		$923,640	$638,817
Stock-based compensation	20,880	16,559		39,732	31,372
Amortization of purchased intangibles	4,637	3,696		9,051	7,268
Non-GAAP gross profit	$503,408	$346,385		$972,423	$677,457

Gross margin:
GAAP subscription gross margin	83%	81%		83%	82%
Stock-based compensation as % of subscription revenues	2%	2%		1%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Non-GAAP subscription gross margin	86%	84%		85%	85%

GAAP professional services and other gross margin	(12%)	(2%)		(9%)	(6%)
Stock-based compensation as % of professional services and other revenues	18%	17%		18%	17%
Non-GAAP professional services and other gross margin	6%	15%		9%	11%

GAAP gross margin	76%	73%		76%	73%
Stock-based compensation as % of total revenues	3%	4%		3%	4%
Amortization of purchased intangibles as % of total revenues	1%	0%		1%	0%
Non-GAAP gross margin	80%	77%		80%	77%

Operating expenses:
GAAP sales and marketing expenses	$310,869	$222,393		$594,570	$426,132
Stock-based compensation	(57,069)	(42,287)		(109,151)	(80,688)
Amortization of purchased intangibles	—	(117)		—	(234)
Non-GAAP sales and marketing expenses	$253,800	$179,989		$485,419	$345,210

GAAP research and development expenses	$127,916	$90,005		$245,184	$174,494
Stock-based compensation	(33,780)	(22,731)		(62,378)	(44,532)
Amortization of purchased intangibles	(455)	(455)		(910)	(910)
Non-GAAP research and development expenses	$93,681	$66,819		$181,896	$129,052

GAAP general and administrative expenses	$71,095	$51,526		$136,158	$97,777
Stock-based compensation	(23,831)	(16,489)		(45,640)	(31,343)
Amortization of purchased intangibles	(959)	(528)		(1,835)	(1,053)
Business combination and other related costs	(597)	(1,131)		(664)	(1,350)
Non-GAAP general and administrative expenses	$45,708	$33,378		$88,019	$64,031

GAAP total operating expenses	$509,880	$363,924		$975,912	$698,403
Stock-based compensation	(114,680)	(81,507)		(217,169)	(156,563)
Amortization of purchased intangibles	(1,414)	(1,100)		(2,745)	(2,197)
Business combination and other related costs	(597)	(1,131)		(664)	(1,350)
Non-GAAP total operating expenses	$393,189	$280,186		$755,334	$538,293

Income (loss) from operations:
GAAP loss from operations	$(31,989)	$(37,794)		$(52,272)	$(59,586)
Stock-based compensation	135,560	98,066		256,901	187,935
Amortization of purchased intangibles	6,051	4,796		11,796	9,465
Business combination and other related costs	597	1,131		664	1,350
Non-GAAP income from operations	$110,219	$66,199		$217,089	$139,164

Operating margin:
GAAP operating margin	(5%)	(8%)		(4%)	(7%)
Stock-based compensation as % of total revenues	21%	22%		21%	22%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Business combination and other related costs as % of total revenues	0%	0%		0%	0%
Non-GAAP operating margin	17%	15%		18%	16%

Net income (loss):
GAAP net loss	$(52,746)	$(55,804)		$(42,124)	$(77,318)
Stock-based compensation	135,560	98,066		256,901	187,935
Amortization of purchased intangibles	6,051	4,796		11,796	9,465
Business combination and other related costs	597	1,131		664	1,350
Amortization of debt discount and issuance costs for the convertible senior notes	15,498	11,337		32,562	20,015
Loss on early note conversions	3,093	—		3,873	—
Income tax expense effects related to the above adjustments	(16,891)	(20,280)		(67,906)	(47,329)
Non-GAAP net income	$91,162	$39,246		$195,766	$94,118

Net income (loss) per share - basic and diluted:
GAAP net loss per share - basic and diluted	$(0.30)	$(0.33)		$(0.24)	$(0.46)
Non-GAAP net income per share - basic	$0.51	$0.23		$1.11	$0.55
Non-GAAP net income per share - diluted	$0.49	$0.22		$1.05	$0.53

GAAP weighted-average shares used to compute net loss per share - basic	177,343,176	170,419,083		176,418,984	169,585,356

GAAP weighted-average shares used to compute net loss per share - diluted	177,343,176	170,419,083		176,418,984	169,585,356
Effect of dilutive securities (stock options, restricted stock units and warrants)	10,475,635	8,279,274		10,576,413	8,470,084
Non-GAAP weighted-average shares used to compute net income per share - diluted	187,818,811	178,698,357		186,995,397	178,055,440

Free cash flow:
GAAP net cash provided by operating activities	$125,896	$128,725		$375,976	$316,333
Purchases of property and equipment	(52,991)	(35,917)		(88,362)	(69,103)
Repayments of convertible senior notes attributable to debt discount	78,897	—		87,557	—
Non-GAAP free cash flow	$151,802	$92,808		$375,171	$247,230

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	20%	29%		31%	36%
Purchases of property and equipment as % of total revenues	(8%)	(8%)		(7%)	(8%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	12%	—%		7%	—%
Non-GAAP free cash flow margin	24%	21%		31%	28%

(1)
Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.

(3)
Amounts in the comparison period have been restated for Topic 606 and are unaudited. Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of June 30, 2018. The comparison period amounts and the related growth rates have been adjusted from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended March 31, 2018 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the quarter ended June 30, 2018. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Three Months Ended
	September 30, 2018	September 30, 2017 (3)	Growth Rates

GAAP subscription revenues	$610 - $615 million	$450 million	36% - 37%

Effects of foreign currency rate fluctuations	1 million

Non-GAAP adjusted subscription revenues (1)	$611 - $616 million		36% - 37%

GAAP subscription revenues	$610 - $615 million	$450 million	36% - 37%

Change in subscription deferred revenue, unbilled receivables and customer deposits	38 million	51 million

Non-GAAP subscription billings	$648 - $653 million	$501 million	29% - 30%

Effects of foreign currency rate fluctuations	2 million

Effects of fluctuations in billings duration	(1) million

Non-GAAP adjusted subscription billings (2)	$649 - $654 million		30% - 31%

GAAP operating margin	0%

Stock-based compensation expense as % of total revenues	20%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	21%

GAAP weighted-average shares used to compute net loss per share - diluted	179 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	9 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	188 million

	Twelve Months Ended
	December 31, 2018	December 31, 2017 (3)	Growth Rates

GAAP subscription revenues	$2,405 - $2,415 million	$1,740 million	38% - 39%

Effects of foreign currency rate fluctuations	(33) million

Non-GAAP adjusted subscription revenues (1)	$2,372 - $2,382 million		36% - 37%

GAAP subscription revenues	$2,405 - $2,415 million	$1,740 million	38% - 39%

Change in subscription deferred revenue, unbilled receivables and customer deposits	410 million	384 million

Non-GAAP subscription billings	$2,815 - $2,825 million	$2,124 million	33%

Effects of foreign currency rate fluctuations	(37) million

Effects of fluctuations in billings duration	1 million

Non-GAAP adjusted subscription billings (2)	$2,779 - $2,789 million		31%

GAAP subscription gross margin	82%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	85%

GAAP operating margin	(2%)

Stock-based compensation expense as % of total revenues	21%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	20%

GAAP net cash provided by operating activities as % of total revenues	28%

Purchases of property and equipment as % of total revenues	(7%)

Repayments of convertible senior notes attributable to debt discount as % of total revenues	6%

Non-GAAP free cash flow margin	27%

GAAP weighted-average shares used to compute net loss per share - diluted	178 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	9 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	187 million

(1)
Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period, and by replacing the forecasted portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.

(3)	Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.